UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      January 12, 2005

                            Bank of the Ozarks, Inc.
             (Exact name of registrant as specified in its charter)

                                    Arkansas
                 (State or other jurisdiction of incorporation)

                 0-22759                                  71-0556208
        (Commission File Number)               (IRS Employer Identification No.)


   12615 Chenal Parkway, Little Rock, Arkansas                72211
     (Address of principal executive offices)               (Zip Code)


                                 (501) 978-2265
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   (  )  Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

   (  )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

   ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02. Results of Operations and Financial Condition.

           The Registrant hereby furnishes its press release regarding Fourth Quarter and Full Year 2004 Earnings Report which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company's press release includes certain non-GAAP financial measures, which are defined as numerical measures of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP in the Company's financial statements. The Company's management believes that these measures provide useful information regarding the Company's financial performance.


Item 7.01. Regulation FD Disclosure.

           See Item 2.02. Results of Operations and Financial Condition.


Item 9.01. Financial Statements and Exhibits.

           (c)     Exhibits

                   99.1 Press Release Announcing Fourth Quarter and Full Year 2004 Earnings Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 BANK OF THE OZARKS, INC.
                                                 ------------------------
                                                      (Registrant)





Date: January 12, 2005                           /s/ Paul Moore
                                                 -------------------------------
                                                 Paul Moore
                                                 Chief Financial Officer






  Exhibit No.      Document Description

     99.1 Press Release Announcing Fourth Quarter and Full Year 2004 Earnings Report.